UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

__________________

Date of Report (Date of earliest event reported):  March 5, 2010

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Concourse Parkway, Suite 500, Atlanta, GA	30328
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.

On March 5, 2010, NeoMedia Technologies, Inc., a Delaware corporation (the “Company”), entered into a First Amendment to Investment Agreement (the “Amendment”) with YA Global Investments, L.P., a Cayman Island exempted limited partnership (“YA”). The Amendment amends that certain Investment Agreement by and between the Company and YA, entered into on January 5, 2010 (the “Investment Agreement”), which was described in the Company’s Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on January 11, 2010. Pursuant to the Amendment, the Company and YA clarified certain contemplated corporate actions (the “Actions”) initially set forth in the Investment Agreement which require the approval of the Company’s shareholders. The Company and YA also agreed to reduce the number of days by which the Company would be required to hold a special meeting of shareholders, for the purpose of voting on the Actions, from 120 days to 90 days.  This summary description is qualified in its entirety by the complete terms of the Amendment which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 3.03  Material Modification to Rights of Security Holders.

On and effective as of March 5, 2010, the Company filed a Certificate of Amendment to the Certificate of Designation of the Company’s Series D Convertible Preferred Stock (the “Series D Amendment”). The Series D Amendment reduced the Voting Period, as defined in Section 6 Voting Rights of the Company’s Certificate of Designation of the Series D Convertible Preferred Stock, from 120 days to 90 days. This summary description is qualified in its entirety by complete terms of the Series D Amendment which is attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

See Item 3.03 above with respect to the Company’s filing of an amendment to its Articles of Incorporation on March 5, 2010, the Series D Amendment, which amends the Company’s Certificate of Designation of the Series D Convertible Preferred Stock.

Item 9.01  Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Not applicable.

(d)           Exhibits:

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 3.1	Certificate of Amendment to the Certificate of Designation of the Series D Convertible Preferred Stock of the Company	Provided herewith
Exhibit 10.1	First Amendment to Investment Agreement, dated March 5, 2010, by and between the Company and YA Global Investments, L.P.	Provided herewith

SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2010	NEOMEDIA TECHNOLGIES, INC.

By: /s/ Michael W. Zima
Name: Michael W. Zima
Its: Chief Financial Officer